UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file Number: 811-00833


                                   ASA LIMITED
                                   -----------
               (Exact name of Registrant as Specified in Charter)

                               36 Wierda Road West
                                  Sandton 2196
                                  South Africa

               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (716) 883-2427

                           Lawrence G. Nardolillo, CPA
                                 LGN Associates

                                  P.O. Box 269
                             Florham Park, NJ 07932

                     (Name and Address of Agent for Service)

                                    Copy to:
                             R. DARRELL MOUNTS, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036





Date of fiscal year end: November 30, 2003

Date of reporting period: May 31, 2003

ITEM 1. REPORTS TO SHAREHOLDERS

                                       ASA LIMITED

                                           INTERIM
                                            REPORT

                                         FOR THE
                                       SIX MONTHS
                                          ENDED
                                      MAY 31, 2003

ASA LIMITED                                                  36 WIERDA ROAD WEST
(INCORPORATED IN THE REPUBLIC OF SOUTH AFRICA)            WIERDA VALLEY, SANDTON
                                                                    SOUTH AFRICA

TO THE SHAREHOLDERS:

     At May 31, 2003 the Company's net assets were equivalent to $36.22 per share. This compares with $33.48 per share at November 30, 2002, the end of the Company's previous fiscal year. The most recent net asset value similarly calculated was $37.89 per share at June 26, 2003 at which date our shares sold at a market price of $36.85 per share, a discount of 2.8% to the net asset value.

     Net investment income for the six months ended May 31, 2003 was equivalent to $.52 per share vs. $.30 for the same period last year. The Board of Directors declared a second quarter dividend of $.15 per share on May 9, 2003 payable May 30, 2003 to shareholders of record on May 23, 2003.

     On May 27, 2003 we issued a press release stating that the Company had filed an application for an exemptive order with the U.S. Securities and Exchange Commission to permit it to move from the Republic of South Africa to the Commonwealth of Bermuda by reorganizing itself into a newly formed company incorporated in Bermuda, with its principal executive offices in the United States. The Company is seeking this change primarily because of certain South African taxes it is currently subject to (including the tax on interest income), or will be subject to following the intended revocation of its tax exemption at the end of this calendar year. As we previously reported to you, the Company has sought clarification of its tax position from officials of the South African Revenue Service and the Treasury Department with regard to the scope of its income tax exemption and the effects of amendments to the South African Income Tax Act. The exemption was designed to encourage U.S. investment in South Africa through a South African entity such as the Company and we have been operating under the exemption since the Company's inception in 1958. However, in his budget speech on February 26, 2003, the South African Minister of Finance indicated that the Company's exemption would be revoked at the end of this year.
Note 2 to the accompanying financial statements provides additional information regarding the tax status of the Company.

     The Company's relocation to Bermuda would likely not occur until the end of the calendar year at the earliest and is subject to a number of conditions including:

     o  receiving  the  requested   relief  from  the  Securities  and  Exchange
        Commission;

     o receiving approval to list the shares of the new Bermuda company on the New York Stock Exchange;

     o  obtaining any necessary regulatory approvals in South Africa; and

     o  satisfying shareholder approval requirements.

No assurance can be given that these conditions will be satisfied.

     Further information regarding the proposed relocation will be provided to shareholders at a later date.

     Since the beginning of 2002 the U.S. dollar price of gold has increased by over 25%. It now is trading in a range between $345 and $370 per ounce. The weak dollar, low interest rates and the prospect of this condition continuing should benefit the price of gold. In addition, gold producers have been unwinding hedges by buying back gold option and forward contracts and this tends to boost prices. Finally, Mr. Wayne Murphy, Chief Executive of Newmont Mining, the world's largest gold producer, commented at the London Bullion Market Association Annual Conference in Lisbon that he feels gold production will decline over the next few years from the current world total of about 2,600 tons annually, because many mines developed after the gold boom of the early 1980's will be closed.

     The gold price is traditionally negatively correlated to the equity market which has been producing disappointing returns for the last few years. As a result, gold and gold related securities are beginning to play a role in investors' asset allocation. Gold prices should be helped by new investment vehicles designed to make the purchase and holding of gold bullion easier. A registration statement has recently been filed with the SEC for an initial public offering by the proposed Equity Gold Trust. This new investment vehicle, which is being sponsored by the World Gold Council, would enable investors to buy, sell and hold gold bullion at an unprecedented low cost. It would trade on the New York Stock Exchange.

     As many investors have noticed, gold stocks do not seem to be responding with their usual exuberance to the rising gold price and as a result the gold stock indexes are currently selling at close to a historically low ratio to the gold price. One reason for this disparity may be related to the decline of the dollar, particularly against the currencies of the gold producing countries. This has been especially evident in the case of the South African rand, which has appreciated about 40% against the dollar since the end of 2001. The appreciation has negatively affected the rand gold price South African mines have been receiving, while local inflation has resulted in increased production costs. During previous years, South African gold producers enjoyed a windfall as the rand weakened. At least for the time being this windfall may be a thing of the past.

     Secondly, investors have become concerned and somewhat confused over recent government efforts to promote social objectives by mandating empowerment measures designed to give blacks a more important role in ownership and management in the mining industry. Furthermore, recent legislation will impose royalty payments on the mines based on gross revenues. The likely impact on profits of these measures, at least over the short term, may be of concern to investors.

     These new empowerment initiatives are being aggressively implemented by the leading South African mining companies. Harmony, for example, has recently announced its intention to merge with ARMgold, a black managed mining company. This merger will create the world's fifth largest gold producer with annual production of 4.1 million ounces. Gold Fields Limited has recently announced that an agreement in principle had been reached in terms of which a broad based black economic empowerment consortium led by Mvelaphanda Resources will, for a consideration of 4.1 billion rand, acquire a beneficial interest of fifteen percent in the South African gold mining assets of Gold Fields Limited.

     Jay Taylor is the Chief Executive of Placer Dome, a Canadian gold mining company with a high percentage of its reserves in South Africa. The company has been partnering in that country in one of the world's most important new gold mining projects. Mr. Taylor comments regarding these developments in his company's annual report as follows, "We view South Africa as one of the most prospective areas in the world for gold mining but we will monitor the effects of the government of South Africa's legislative efforts at social reform. We will remain actively engaged in the consultation process to help insure the future stability of our investments."

     The platinum price should remain firm for the rest of 2003 having reached a 20 year high of $705 per ounce in March. Demand is up about 5% year over year but now appears to be leveling off with jewelry demand restrained by the firm price. Supply should increase from the South African mines but not enough to close the gap with demand. The price of palladium, a metal closely tied to the automotive industry, remains weak. The new royalty payments and the strong rand should exert pressure on the profits of the South African platinum metals producers.

     At our annual meeting held on February 27, 2003 shareholders reelected the ten incumbent directors and ratified the selection of Ernst & Young LLP and Ernst & Young Johannesburg, South Africa to serve as auditors for the fiscal year ending November 30, 2003. See page 14 of this report for details regarding the results of the voting.

     Copies of financial reports of the Company, including the latest valuation of net assets per share may be requested from LGN Associates, P.O. Box 269, Florham Park, NJ 07932 (973) 377-3535 or may be found on the Company's website (www.asaltd.com).

     I would also like to call to your attention the availability of the Dividend Reinvestment Plan. See page 13 of this report for information.
Equiserve, the agent for the Plan, is able to communicate with shareholders through the Internet. The only requirement for shareholder participation is use of a personal computer and access to an electronic mail package. The Equiserve address is equiserve@equiserve.com and access is available 24-hours a day. In addition, Equiserve has established a Response Center to respond to shareholders' questions in a timely manner. The telephone number is 781-575-2723. The Response Center is available Monday through Friday between 8:30 a.m. and 7 p.m. (Eastern Standard Time).

                                                      Robert J.A. Irwin
June 30, 2003                                       CHAIRMAN OF THE BOARD

SCHEDULE OF INVESTMENTS
(NOTE 1)

May 31, 2003

--------------------------------------------------------------------------------
                                                                         Percent
                                               Number of                 of Net
Name of Company                                  Shares    Market Value  Assets
--------------------------------------------------------------------------------

ORDINARY SHARES OF GOLD MINING COMPANIES
AUSTRALIAN GOLD MINES
Newcrest Mining Limited - ADRs                  3 000 000   $14 700 000     4.2%
--------------------------------------------------------------------------------
UNITED STATES GOLD MINES
Newmont Mining Corporation                        520 368    15 434 115     4.4
--------------------------------------------------------------------------------
SOUTH AFRICAN GOLD MINES
Anglogold Limited                               2 389 894    67 143 033    19.3
Gold Fields Limited                            10 344 977   115 179 939    33.2
Harmony Gold Mining Company Limited                 1 336        17 418      --
Harmony Gold Mining Company Limited - ADRs      2 166 400    28 379 840     8.2
--------------------------------------------------------------------------------
                                                            210 720 230    60.7
--------------------------------------------------------------------------------
CANADIAN GOLD MINES
Barrick Gold Corporation                          730 000    12 760 400     3.7
Placer Dome Incorporated                        1 065 312    11 643 860     3.3
--------------------------------------------------------------------------------
                                                             24 404 260     7.0
--------------------------------------------------------------------------------
SOUTH AMERICAN GOLD MINES
Compania de Minas Buenaventura - ADRs             450 000    13 252 500     3.8
--------------------------------------------------------------------------------
                                                            278 511 105    80.1
--------------------------------------------------------------------------------

ORDINARY SHARES OF OTHER COMPANIES
SOUTH AFRICAN MINING
Anglo American PLC                              1 280 000    19 872 774     5.7
Anglo American Platinum Corporation Limited       820 500    27 609 103     7.9
Impala Platinum Holdings Limited                  262 700    15 924 322     4.6
--------------------------------------------------------------------------------
                                                             63 406 199    18.2
--------------------------------------------------------------------------------

Total investments                                           341 917 304    98.3
--------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES                        5 837 651     1.7
--------------------------------------------------------------------------------
Net assets                                                 $347 754 955   100.0%
--------------------------------------------------------------------------------

There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
                                                                    (Unaudited)
ASSETS                                             May 31, 2003    May 31, 2002
--------------------------------------------------------------------------------
Investments, at market value (Note 1)
  Gold mining companies -
    Cost $121 354 720 in 2003
     $121 393 946 in 2002                          $278 511 105    $318 105 882
  Other companies
    Cost $26 678 003 in 2003 and 2002                63 406 199      80 090 828
--------------------------------------------------------------------------------
                                                    341 917 304     398 196 710
--------------------------------------------------------------------------------
Cash                                                  9 537 910         754 729

Bank time deposits                                           --       6 000 000

Dividends and interest receivable                       146 103         140 435

Other assets                                             86 588         124 839
--------------------------------------------------------------------------------
Total assets                                       $351 687 905    $405 216 713
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Accounts payable and accrued liabilities                403 136         256 075
Current South African tax liability                      76 576          68 222
Deferred South African tax liability                  3 453 238       6 422 581
--------------------------------------------------------------------------------
Total liabilities                                     3 932 950       6 746 878
--------------------------------------------------------------------------------

NET ASSETS (SHAREHOLDERS' INVESTMENT)               347 754 955     398 469 835
--------------------------------------------------------------------------------
Ordinary (common) shares R0.25 nominal (par) value
  Authorized: 24,000,000 shares
  Issued & Outstanding: 9,600,000 shares              3 360 000       3 360 000
Share premium (capital surplus)                      27 489 156      27 489 156
Undistributed net investment income                  60 737 729      58 210 402
Undistributed net realized (loss) from
  foreign currency transactions                     (49 874 418)    (41 611 118)
Undistributed net realized gains on investments     115 112 525     108 262 527
Net unrealized appreciation on investments          190 431 343     243 702 180
Net unrealized appreciation (depreciation)
  on translation of assets and liabilities
  in foreign currency                                   498 620        (943 312)
--------------------------------------------------------------------------------

Net assets                                         $347 754 955    $398 469 835
--------------------------------------------------------------------------------

Net assets per share                                     $36.22          $41.51
================================================================================

The closing price of the Company's shares on the New York Stock Exchange was $35.90 and $37.50 on May 31, 2003 and 2002, respectively.

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF OPERATIONS

                                                          Six months ended
--------------------------------------------------------------------------------

                                                                     (Unaudited)
                                                   May 31, 2003     May 31, 2002
--------------------------------------------------------------------------------
Investment income
    Dividend income                                $  6 133 508     $ 4 102 819
    Interest income                                     337 327         273 591
--------------------------------------------------------------------------------
                                                      6 470 835       4 376 410
--------------------------------------------------------------------------------
Expenses
    Shareholder reports and proxy expenses              111 199          85 506
    Directors' fees and expenses                        281 447         197 627
    Salaries and benefits                               246 871         132 471
    Other administrative expenses                       217 500         188 035
    Transfer agent, registrar and custodian              75 118          68 087
    Professional fees and expenses                      319 679         304 847
    Insurance                                            76 127          51 133
    Other                                               188 300         193 087
--------------------------------------------------------------------------------
    Total expenses                                    1 516 241       1 220 793
--------------------------------------------------------------------------------
Net investment income before South African tax        4 954 594       3 155 617
South African tax                                            --         290 573
--------------------------------------------------------------------------------
Net investment income                                 4 954 594       2 865 044
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) from
  investments and foreign currency transactions
Net realized (loss) from investments
  Proceeds from sales                                        --       7 396 211
  Cost of securities sold                                    --       9 308 278
--------------------------------------------------------------------------------
Net realized (loss) from investments                         --      (1 912 067)
--------------------------------------------------------------------------------
Net realized gain (loss) from foreign
  currency transactions
  Investments                                                --      (1 563 550)
  Foreign currency transactions                       1 346 451         330 589
--------------------------------------------------------------------------------
Net realized gain (loss) from foreign
  currency transactions                               1 346 451      (1 232 961)
--------------------------------------------------------------------------------
Net increase in unrealized appreciation
  on investments
  Balance, beginning of period                      170 170 266      53 028 160
  Balance, end of period                            193 884 581     250 124 761
--------------------------------------------------------------------------------
Increase                                             23 714 315     197 096 601
Change in deferred South African tax liability            7 937      (6 422 581)
--------------------------------------------------------------------------------
Net increase in unrealized appreciation
  on investments                                     23 722 252     190 674 020
--------------------------------------------------------------------------------
Net increase (decrease) in unrealized appreciation
  (depreciation) on translation of assets and
  liabilities in foreign currency                      (811 569)         11 276
--------------------------------------------------------------------------------
Net realized and unrealized gain from
  investments and foreign currency transactions      24 257 134     187 540 268
--------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations                                  $ 29 211 728    $190 405 312
================================================================================

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF SURPLUS AND STATEMENTS OF CHANGES IN NET ASSETS

                                                         Six months ended
--------------------------------------------------------------------------------

                                                                    (Unaudited)
STATEMENTS OF SURPLUS                              May 31, 2003    May 31, 2002
--------------------------------------------------------------------------------
Share premium (capital surplus)
    Balance, beginning and end of period           $ 27 489 156    $ 27 489 156
================================================================================
Undistributed net investment income
    Balance, beginning of period                   $ 58 663 135    $ 58 225 358
    Net investment income for the period              4 954 594       2 865 044
    Dividends paid                                   (2 880 000)     (2 880 000)
--------------------------------------------------------------------------------
    Balance, end of period                         $ 60 737 729    $ 58 210 402
================================================================================
Undistributed net realized gain (loss) from
  foreign currency transactions
    Balance, beginning of period                  $ (51 220 869)  $ (40 378 157)
    Net realized gain (loss) for the period           1 346 451      (1 232 961)
--------------------------------------------------------------------------------
    Balance, end of period                        $ (49 874 418)  $ (41 611 118)
================================================================================
Undistributed net realized gain (loss)
  from investments
  (Computed on identified cost basis)
    Balance, beginning of period                   $115 112 525    $110 174 594
    Net realized (loss) for the period                       --      (1 912 067)
--------------------------------------------------------------------------------
    Balance, end of period                         $115 112 525    $108 262 527
================================================================================
Net unrealized appreciation on investments
    Balance, beginning of period                   $166 709 091    $ 53 028 160
    Net increase for the period                      23 722 252     190 674 020
--------------------------------------------------------------------------------
    Balance, end of period                         $190 431 343    $243 702 180
================================================================================
Net increase (decrease) in unrealized appreciation
  (depreciation) on translation of assets and
  liabilities in foreign currency
    Balance, beginning of period                    $ 1 310 189    $   (954 588)
    Net unrealized appreciation (depreciation)
      for the period                                   (811 569          11 276
--------------------------------------------------------------------------------
    Balance, end of period                            $ 498 620    $   (943 312)
================================================================================


                                                         Six months ended
--------------------------------------------------------------------------------
                                                                    (Unaudited)
STATEMENTS OF CHANGES IN NET ASSETS                May 31, 2003    May 31, 2002
--------------------------------------------------------------------------------
Net investment income                               $ 4 954 594     $ 2 865 044
Net realized (loss) from investments                         --      (1 912 067)
Net realized gain (loss) from foreign
  currency transactions                               1 346 451      (1 232 961)
Net increase in unrealized appreciation
  on investments                                     23 722 252     190 674 020
Net increase (decrease) in unrealized appreciation
  (depreciation) on translation of assets and
  liabilities in foreign currency                      (811 569)         11 276
--------------------------------------------------------------------------------
Net increase in net assets resulting
  from operations                                    29 211 728     190 405 312
Dividends paid                                       (2 880 000)     (2 880 000)
--------------------------------------------------------------------------------
Net increase in net assets                           26 331 728     187 525 312
Net assets, beginning of period                     321 423 227     210 944 523
--------------------------------------------------------------------------------
Net assets, end of period                          $347 754 955    $398 469 835
================================================================================

The notes to the financial statements form an integral part of these statements.

                          NOTES TO FINANCIAL STATEMENTS
                       PERIODS ENDED MAY 31, 2003 AND 2002

1    SUMMARY OF  SIGNIFICANT  ACCOUNTING  POLICIES The following is a summary of the Company's significant accounting policies:

A.   INVESTMENTS

Security transactions are recorded on the respective trade dates. Securities owned are reflected in the accompanying financial statements at quoted market value. The difference between cost and current market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the identified cost basis.

     Quoted market value of those shares traded represents the last recorded sales price on the last business day of the period, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used.

     There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

B.   EXCHANGE GAINS AND LOSSES

The Company records exchange gains and losses in accordance with the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP"). The SOP requires separate disclosure in the accompanying financial statements of net realized gain (loss) from foreign currency transactions, and inclusion of unrealized gain (loss) on the translation of currency as part of net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.

C.   SECURITY TRANSACTIONS AND INVESTMENT INCOME

During the six months ended May 31, 2003 there were no sales of securities and purchases of securities amounted to $1,205,799. During the six months ended May 31, 2002 sales of securities amounted to $7,396,211 (unaudited) and purchases of securities amounted to $13,028,044 (unaudited).

Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend) net of withholding taxes, if any. Interest income is recognized on the accrual basis.

D.   DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date.

E.   USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

2 TAX STATUS OF THE COMPANY Pursuant to the South African Income Tax Act, as amended, the Company is subject to tax on dividends received from sources other than South Africa as well as foreign exchange gains. In addition, in terms of the residence based system of taxation, beginning with the fiscal year ended November 30, 2002, the Company became subject to tax on interest earned on cash deposits. A provision for South African taxes for these items of $-0- and $290,573 (unaudited) has been included in the accompanying financial statements for the six months ended May 31, 2003 and May 31, 2002, respectively.

     On October 1, 2001, a Capital Gains Tax was introduced on the disposal of South African and foreign securities. The tax on capital gains will only be levied on the appreciation in value of securities since October 1, 2001 or a taxable gain determined based on a time apportionment method. Under the apportionment method, only that portion of the total appreciation (gain) allocated to the period after October 1, 2001 will be taxable. There were no realized gains on securities during the six months ended May 31, 2003 and realized losses of $1,912,067 (unaudited) for the six months ended May 31, 2002. A deferred tax liability of $3,453,238 and $6,422,581 (unaudited) has been recorded as of May 31, 2003 and May 31, 2002, respectively, for the tax on the unrealized capital gains on securities.

     The Company has initiated the process of obtaining approval to move from South Africa to the Commonwealth of Bermuda by reorganizing itself into a newly formed company incorporated in Bermuda, with its principal executive offices located in the United States. (See Chairman's letter to shareholders at the beginning of this report.) The Company is seeking this change primarily because of certain South African taxes it is currently subject to, or will be subject to following the intended revocation of its tax exemption at the end of the calendar year 2003. The Company has sought clarification of its tax position from officials of the South African Revenue Service ("SARS") and the Treasury Department with regard to the scope of its income tax exemption and the effects of the amendments to the South African Income Tax Act mentioned above. However, in his budget speech on February 26, 2003, the South African Minister of Finance announced the intended revocation of the Company's exemption at the end of 2003, but indicated that appropriate transition relief would be provided. The details of such relief are still under discussion.

     The reporting for financial statement purposes of distributions made during the periods from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. The differences are caused primarily by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See pages 10 through 12 for additional tax information for United States shareholders.

3 CURRENCY EXCHANGE There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

4 RETIREMENT PLAN Effective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all eligible full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the six months ended May 31, 2003 and 2002 there were no eligible employees under the plan and, consequently, no retirement expense was incurred.

     In 1994, the Company entered into a supplemental non-qualified pension agreement with its Chairman. Under the terms of the agreement, the Company agreed to credit $25,000 per year for five years, beginning December 1, 1993, to a Supplemental Pension Account with interest credited at an annual rate of 3.5%.

     The Board of Directors approved increases in the amount of the annual credit as follows: $28,125 in May 1999; $31,250 in February 2002 and $45,000 in March 2003. As a result, the Company has recorded expense amounts of $19,051 and $14,063 (unaudited) for the six months ended May 31, 2003 and May 31, 2002, respectively.

5 COMMITMENTS The Company's lease for office space in Johannesburg expired in February 2003. The Company is negotiating to renew the lease for a period of two years at an annual cost of approximately $45,000. Currently, the Company is on a month-to-month arrangement at a monthly cost of approximately $3,750.

FINANCIAL HIGHLIGHTS

                                              Six Months Ended                          Year Ended November 30
------------------------------------------------------------------------------------------------------------------------------------
                                                       (Unaudited)
                                            May 31,      May 31,
                                              2003         2002             2002        2001       2000       1999       1998
------------------------------------------------------------------------------------------------------------------------------------
   PER SHARE OPERATING PERFORMANCE

------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of period       $ 33.48     $ 21.97           $ 21.97     $ 17.58    $ 22.51    $ 19.01    $ 20.45
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                          .52         .30               .85        1.00        .61        .58        .66
   Net realized gain (loss) from investments       --        (.20)              .51        3.05       1.00        .62        .32
   Net realized gain (loss) from foreign
     currency transactions                        .14        (.13)            (1.13)       (.24)     (1.02)      (.95)      (.11)
   Net increase (decrease) in unrealized
     appreciation on investments                 2.46       19.87             11.84        1.40      (4.88)      3.84      (1.49)
   Net increase (decrease) in unrealized
     appreciation (depreciation) on
     translation of assets and liabilities
     in foreign currency                         (.08)      --                  .24        (.02)      (.04)       .01       (.02)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
     resulting from operations                   3.04       19.84             12.31        5.19      (4.33)      4.10       (.64)
   Less dividends                                (.30)       (.30)             (.80)       (.80)      (.60)      (.60)      (.80)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period             $ 36.22     $ 41.51           $ 33.48     $ 21.97    $ 17.58    $ 22.51    $ 19.01
------------------------------------------------------------------------------------------------------------------------------------

   Market value per share, end of period      $ 35.90     $ 37.50            $30.06      $19.83    $ 14.56    $ 19.125   $ 19.125

   TOTAL INVESTMENT RETURN(1)
   Based on market value per share              20.39%      90.97%            55.72%      41.76%    (21.06%)     3.44%     (3.30%)

   RATIOS TO AVERAGE NET ASSETS(1)(2)
   Expenses                                       .86%       1.03%              .91%       1.10%      1.15%      1.13%      1.15%
   Net investment income                         2.82%       1.96%             2.63%       4.61%      3.06%      3.02%      3.34%

   SUPPLEMENTAL DATA
   Net assets, end of period (000 omitted)   $347 755    $398 470          $321 423    $210 944   $168 726   $216 051   $182 530
   Portfolio turnover rate (2)                     --        5.15%             4.41%      11.18%      7.43%      6.66%      1.06%


   Per share calculations are based on the 9,600,000 shares outstanding.
   (1) Determined in U.S. dollar terms.
   (2) Annualized for the six months ended May 31, 2003 and May 31, 2002 (Unaudited).

SUPPLEMENTARY INFORMATION

Six months ended May 31, 2003 and 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               (Unaudited)
   CERTAIN FEES INCURRED BY THE COMPANY                                                      2003                   2002
------------------------------------------------------------------------------------------------------------------------------------
   Directors' fees                                                                         $149 500               $110 000
   Officers' remuneration                                                                   249,125                172,112
   Ranquin Associates (a company of which an officer is an affiliated person)                18,800                 17,500
   Auditors                                                                                  70 000                 15 000
------------------------------------------------------------------------------------------------------------------------------------

   The notes to the financial statements form an integral part of these statements.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of
Directors of ASA Limited:

     We have audited the accompanying statement of assets and liabilities of ASA Limited (incorporated in the Republic of South Africa), including the schedule of investments, as of May 31, 2003, and the related statement of operations, surplus and changes in net assets and supplementary information for the six months ended May 31, 2003 and the financial highlights for the six months ended May 31, 2003 and the year ended November 30, 2002. These financial statements, financial highlights and supplementary information are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements, financial highlights and supplementary information based on our audit. The financial statements, financial highlights and supplementary information for years presented prior to November 30, 2002 were audited by other auditors who have ceased operations and whose report dated December 18, 2001 expressed an unqualified opinion on those statements, financial highlights and supplementary information.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights and supplementary information are free of material mis statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, financial highlights and supplementary information. Our procedures included the confirmation of securities owned as of May 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements, financial highlights and supplementary information referred to above present fairly, in all material respects, the financial position of ASA Limited as of May 31, 2003, the results of its operations, its surplus, the changes in its net assets, and supplementary information for the six months then ended and the financial highlights for the six months ended May 31, 2003 and the year ended November 30, 2002, in conformity with accounting principles generally accepted in the United States.

                                                         Ernst & Young LLP
                                                         New York, N.Y., U.S.A
                                                         Ernst & Young
                                                         Johannesburg, SA

July 1, 2003

--------------------------------------------------------------------------------
CERTAIN TAX INFORMATION FOR
UNITED STATES SHAREHOLDERS (UNAUDITED)

From  December 1, 1963 through  November 30, 1987,  the Company was treated as a
"foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code. Under that section, a United States shareholder who has held his shares in the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long-term capital gain rates on the excess.

     The Company's per share earnings and profits accumulated (undistributed) in each of the taxable years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975. All the per share amounts reflect distributions through November 30, 2002.

Year ended November 30                     Per year                      Per day
--------------------------------------------------------------------------------

1964                                         $ .042                      $.00012
--------------------------------------------------------------------------------
1965                                           .067                       .00019
--------------------------------------------------------------------------------
1966                                           .105                       .00029
--------------------------------------------------------------------------------
1967                                           .277                       .00076
--------------------------------------------------------------------------------
1968                                           .241                       .00066
--------------------------------------------------------------------------------
1969                                           .461                       .00126
--------------------------------------------------------------------------------
1970                                           .218                       .00060
--------------------------------------------------------------------------------
1971                                           .203                       .00056
--------------------------------------------------------------------------------
1972                                           .445                       .00122
--------------------------------------------------------------------------------
1973                                           .497                       .00136
--------------------------------------------------------------------------------
1974                                          1.151                       .00316
--------------------------------------------------------------------------------
1975                                           .851                       .00233
--------------------------------------------------------------------------------
1976                                           .370                       .00101
--------------------------------------------------------------------------------
1977                                           .083                       .00023
--------------------------------------------------------------------------------
1978                                           .357                       .00098
--------------------------------------------------------------------------------
1979                                           .219                       .00060
--------------------------------------------------------------------------------
1980                                          1.962                       .00538
--------------------------------------------------------------------------------
1981                                           .954                       .00261
--------------------------------------------------------------------------------
1982                                           .102                       .00028
--------------------------------------------------------------------------------
1983                                            -0-                          -0-
--------------------------------------------------------------------------------
1984                                            -0-                          -0-
--------------------------------------------------------------------------------
1985                                         (.151)                     (.00041)
--------------------------------------------------------------------------------
1986                                            -0-                          -0-
--------------------------------------------------------------------------------
1987                                            -0-                          -0-
--------------------------------------------------------------------------------

     Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987.* The manner in which these rules apply depends on whether a United States shareholder (1) elects to treat the Company as a qualified electing fund ("QEF") with respect to his Company shares, (2) for taxable years of such United States shareholder beginning after December 31, 1997, elects to "mark-to-market" his Company shares as of the close of each taxable year, or (3) makes neither election.

     In general, if a United States shareholder of the Company does NOT make either such election, any gain realized on the direct or indirect disposition of his Company shares will be treated as ordinary income. In addition, such shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Furthermore, shares held by such shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would include a U.S. taxpayer's becoming a nonresident alien.

     As noted, the general tax consequences described in the preceding paragraph apply to an "excess distribution" on Company shares, which is defined as a distribution by the Company for a taxable year that is more than 125% of the average amount it distributed for the three preceding taxable years.** If the Company makes an excess distribution in a taxable year, a United States shareholder who has not made a QEF or mark-to-market election would be required to allocate the excess amount ratably over the ENTIRE holding period for his shares. That allocation would result in tax being payable at the highest applicable rate in the prior years to which the distribution is allocated and interest charges being imposed on the resulting "underpayment" of taxes made in those years. In contrast, a distribution that is not an excess distribution would be taxable to a United States shareholder as a normal dividend (see above), with no interest charge.

     If a United States shareholder elects to treat the Company as a QEF with respect to his shares therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his shares generally as if they were sold for their fair market value on the first day of the first taxable year of the Company for which the QEF election is effective), the rules described in the preceding paragraphs generally will not apply. Instead, the electing United States shareholder will include annually in his gross income his PRO RATA share of the Company's ordinary earnings and net capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who makes a valid QEF election will recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987, as described above.

     Alternatively, if a United States shareholder makes the mark-to-market election with respect to Company shares for taxable years beginning on or after January 1, 1998, such shareholder will be required annually to report any unrealized

----------
* Because the Company is a PFIC, dividends it pays will not qualify for the recently enacted 15% maximum U.S. federal income tax rate on dividends that individuals receive.

** For example, the Company made annual distributions of $.80, $.80 and $.60 per share during the taxable years ended November 30, 2002, 2001 and 2000, respectively, an average per year of $.733 per share. Accordingly, any distribution in excess of $.917 per share (125% of $.733) would be treated as an excess distribution for the taxable year ending November 30, 2003. (All amounts in U.S. currency.)

gain with respect to his shares as ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of his Company shares also would be treated as ordinary income, but such shareholder would not be subject to an interest charge on his resulting tax liability. Special rules apply to a United States shareholder that held his PFIC stock prior to the first taxable year for which the mark-to-market election was effective.

     A United States shareholder with a valid QEF election in effect would not be taxed on any distributions paid by the Company to the extent of any QEF inclusions, but any distributions out of accumulated earnings and profits in excess thereof would be treated as taxable dividends. Such a shareholder would increase the tax basis in his Company shares by the amount of any QEF inclusions and reduce such tax basis by any distributions to him that are not taxable as described in the preceding sentence. Special rules apply to United States shareholders who make the QEF election and wish to defer the payment of tax on their annual QEF inclusions.

     Each shareholder who desires QEF treatment must individually elect such treatment. The QEF election must be made for the taxable year of the shareholder in which or with which the taxable year of the Company ends. A QEF election is effective for the shareholder's taxable year for which it is made and all subsequent taxable years of the shareholder and may not be revoked without the consent of the Internal Revenue Service. A shareholder of the Company who first held his Company shares after November 30, 2002 and who files his tax return on the basis of a calendar year may make a QEF election on his 2003 tax return. A shareholder of the Company who first held his Company shares on or before November 30, 2002 may also make the QEF election on his 2003 tax return, but should consult his tax advisor concerning the tax consequences and special rules that apply where a QEF election could have been made with respect to such shares for an earlier taxable year.

     The QEF election must be made by the due date, with extensions, of the federal income tax return for the taxable year for which the election is to apply. Under Treasury regulations, the QEF election is made on Internal Revenue Service Form 8621, which must be completed and attached to a timely filed income tax return in which the shareholder reports his QEF inclusion for the year to which the election applies. In order to allow United States shareholders to make the QEF elections and to comply with the applicable annual reporting requirements, the Company annually will provide to them a "PFIC Annual Information Statement" containing certain information required by Treasury regulations.

     In early 2004 the Company will send to United States shareholders the PFIC Annual Information Statement for the Company's 2003 taxable year. Such annual information statement may be used for purposes of completing Form 8621. A shareholder who either is subject to a prior QEF election or is making a QEF election for the first time must attach a completed Form 8621 to his income tax return each year. Other United States shareholders also must attach completed Forms 8621 to their tax returns each year, but shareholders not electing QEF treatment will not need to report QEF inclusions thereon.

     Special rules apply to United States persons who hold Company shares through intermediate entities or persons and to United States shareholders who directly or indirectly pledge their shares, including those in a margin account.

     Ordinarily, the tax basis that is obtained by a transferee of property on the death of the owner of that property is adjusted to the property's fair market value on the date of death (or alternate valuation date). If a United States shareholder dies owning shares with respect to which he did not elect QEF treatment (or elected such treatment after the first year in which he owned shares in which the Company was a PFIC and did not elect to recognize gain as described above), the transferee of those shares will not be entitled to adjust the tax basis in such shares to the fair market value on the date of death (or alternate valuation date). In that case, in general, the transferee of such shares will take a basis in the shares equal to the shareholder's basis therein immediately before his death. If a United States shareholder dies owning Company shares for which a valid QEF election was in effect for all taxable years in such shareholder's holding period during which the Company was a PFIC (or the shareholder elected to treat the shares as if sold on the first day of the first taxable year of the Company for which the QEF election was effective), then the basis increase generally will be available unless the holding period for his shares began on or prior to November 30, 1987. In the latter case, in general, any otherwise applicable basis increase will be reduced to the extent of the shareholder's ratable share of the earnings and profits of the Company accumulated for the period during which he held those shares between December 1, 1963 and November 30, 1987.

     DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

DIVIDEND REINVESTMENT PLAN

     EquiServe Trust Company, N.A. ("EquiServe") has been engaged to offer a dividend reinvestment plan (the "Plan") to shareholders. Shareholders must elect to participate in the Plan by signing an authorization. The authorization appoints EquiServe as agent to apply to the purchase of common shares of the Company in the open market (i) all cash dividends (after deduction of the service charge described below) which become payable to such participant on the Company's shares (including shares registered in his or her name and shares accumulated under the Plan) and (ii) any voluntary cash payments ($50 minimum, $3,000 maximum per dividend period) received from such participant within 30 days prior to such dividend payment date.

     For the purpose of making purchases, EquiServe will commingle each participant's funds with those of all other participants in the Plan. The price per share of shares purchased for each participant's account shall be the average price (including brokerage commissions and any other costs of purchase) of all shares purchased in the open market with the net funds available from a cash dividend and any voluntary cash payments being concurrently invested. Any stock dividends or split shares distributed on shares held in the Plan will be credited to the participant's account.

     For each participant, a service charge of 5% of the combined amount of the participant's dividend and any voluntary payment being concurrently invested, up to a maximum charge of $2.50 per participant, will be deducted (and paid to EquiServe) prior to each purchase of shares. Shareholder sales of shares held by EquiServe in the Plan are subject to a fee of $10.00 plus applic able brokerage commissions deducted from the proceeds of the sale. Additional nominal fees are charged by EquiServe for specific shareholder requests such as requests for information regarding share cost basis detail in excess of two prior years and for replacement 1099 reports older than three years.

     Participation in the Plan may be terminated by a participant at any time by written instructions to EquiServe. Upon termination, a participant will receive a certificate for the full number of shares credited to his or her account, unless he or she requests the sale of all or part of such shares.

     Dividends reinvested by a shareholder under the Plan will generally be treated for U.S. federal income tax purposes in the same manner as dividends paid to such shareholder in cash. See "Certain tax information for United States shareholders" for more information regarding tax consequences to U.S. investors of an investment in shares of the Company, including the effect of the Company's status as a PFIC. The amount of the service charge is deductible for U.S. federal income tax purposes, subject to limitations.

     To participate in the Plan an investor may not hold his or her shares in a "street name" brokerage account.

     Additional information regarding the Plan may be obtained from EquiServe Dividend Reinvestment Plan, 150 Royall St., Canton, MA 02021. Information may
also be obtained by calling EquiServe's Telephone Response Center at 800-446-2617 between 8:30 a.m. and 5 p.m., Eastern time, Monday through Friday.

--------------------------------------------------------------------------------

PRIVACY NOTICE

     ASA Limited (the "Company") is committed to protecting the financial privacy of its shareholders.

     We do not share any nonpublic, personal information that we may collect about shareholders with anyone, including our affiliates, except to service and administer shareholders' share accounts, to process transactions, to comply with shareholders' requests or legal requirements or for other limited purposes permitted by law. For example, the Company may disclose a shareholder's name, address, social security number and the number of shares owned to its administrator, transfer agent or other service providers in order to provide the shareholder with proxy statements, tax reporting forms, annual reports or other information about the Company. This policy applies to all of the Company's shareholders and former shareholders.

     We keep nonpublic personal information in a secure environment. We restrict access to nonpublic personal information to Company officers, agents and service providers who have a need to know the information based on their role in servicing or administering shareholders' accounts. The Company also maintains physical, electronic and procedural safeguards that comply with federal regulations and established security standards to protect the confidentiality of nonpublic personal information.

              RESULTS OF PROPOSALS PRESENTED AT THE ANNUAL MEETING
                                 OF SHAREHOLDERS

   The following votes were cast at the Annual Meeting of Shareholders held on February 27, 2003:

--------------------------------------------------------------------------------
  ELECTION OF DIRECTORS

                                                    For    Against    Abstain
--------------------------------------------------------------------------------


  Robert J.A. Irwin                           7,525,555     12,146     43,920
  Henry R. Breck                              7,527,021     12,146     42,454
  Harry M. Conger                             7,526,459     12,146     43,016
  Chester A. Crocker                          7,527,058     12,146     42,417
  Joseph C. Farrell                           7,527,021     12,146     42,454
  James G. Inglis                             7,528,058     12,146     41,417
  Malcolm W. MacNaught                        7,527,052     12,146     42,423
  Ronald L. McCarthy                          7,527,374     12,146     42,101
  Robert A. Pilkington                        7,528,225     12,146     41,250
  A. Michael Rosholt                          7,522,737     12,146     46,738

--------------------------------------------------------------------------------
  RATIFICATION OF SELECTION OF AUDITORS

                                                    For    Against    Abstain
--------------------------------------------------------------------------------

  Ernst & Young LLP                           7,488,710     33,691     59,220
  Ernst & Young Johannesburg, South Africa    7,488,676     33,990     58,955
--------------------------------------------------------------------------------


                           FORWARD-LOOKING STATEMENTS

     This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Act of 1934. By their nature all forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of management's plans to be materially different from those contemplated by the forward-looking statements. Such factors include, but are not limited to, the performance of the companies whose securities comprise the Company's portfolio, the conditions in the U.S., South African and other international securities and foreign exchange markets, the price of gold, platinum and other precious metals, changes in tax law and the Company's efforts to move from South Africa to Bermuda.

               ASA LIMITED

               Incorporated in the
               Republic of South Africa

               (Registration No. 58/01920/06)

DIRECTORS

HENRY R. BRECK                    ROBERT J.A. IRWIN
  (U.S.A.)                          (U.S.A.)

HARRY M. CONGER                   MALCOLM W. MACNAUGHT
  (U.S.A.)                          (U.S.A.)

CHESTER A. CROCKER                RONALD L. MCCARTHY
  (U.S.A.)                          (South Africa)

JOSEPH C. FARRELL                 ROBERT A. PILKINGTON
  (U.S.A.)                          (U.S.A.)

JAMES G. INGLIS                   A. MICHAEL ROSHOLT
  (South Africa)                    (South Africa)

OFFICERS

   ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD AND TREASURER
   RONALD L. MCCARTHY, MANAGING DIRECTOR AND
                       SOUTH AFRICAN SECRETARY
   CHESTER A. CROCKER, UNITED STATES SECRETARY
   PAUL K. WUSTRACK, JR., ASSISTANT UNITED STATES SECRETARY
   DOROTHY FAITH KENNY, ASSISTANT SOUTH AFRICAN SECRETARY

AUDITORS

   ERNST & YOUNG LLP, NEW YORK, NY, U.S.A
   ERNST & YOUNG, JOHANNESBURG, SOUTH AFRICA

COUNSEL

   WERKSMANS, JOHANNESBURG, SOUTH AFRICA
   KIRKPATRICK & LOCKHART LLP, WASHINGTON, DC, U.S.A.

CUSTODIAN

   J.P. MORGAN CHASE, BROOKLYN, NY, U.S.A.

SUBCUSTODIAN

   STANDARD BANK OF SOUTH AFRICA LIMITED
   JOHANNESBURG, SOUTH AFRICA

FUND ACCOUNTANTS

   KAUFMAN ROSSIN & CO., PA, MIAMI, FL, U.S.A.

REGISTERED OFFICE

   36 WIERDA ROAD WEST, SANDTON 2196, SOUTH AFRICA
   Website--http://www.asaltd.com

SHAREHOLDER SERVICES

   LGN ASSOCIATES, FLORHAM PARK, NJ, U.S.A.
   (973) 377-3535

 TRANSFER AGENT

   EQUISERVE TRUST COMPANY, N.A.,
   525 WASHINGTON BOULEVARD, JERSEY CITY, NJ 07310, U.S.A.

ITEM 2. CODE OF ETHICS

Form N-CSR disclosure requirement not applicable to registrant's semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Form N-CSR disclosure requirement not applicable to registrant's semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Form N-CSR disclosure requirement not applicable to registrant's semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Form N-CSR disclosure requirement not applicable to registrant's semi-annual report.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Form N-CSR disclosure requirement not applicable to registrant's semi-annual report.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Chairman of the Board and Treasurer of the Company has concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Company is accumulated and communicated to the Company's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a) Form N-CSR disclosure requirement not yet effective with respect to registrant.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached hereto. The certification provided pursuant to
        Section 906 of the Sarbanes-Oxley Act is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     ASA LIMITED
Date:    July 29, 2003

                                                 By: /s/ Robert J.A. Irwin
                                                     ---------------------------
                                                     Robert J.A. Irwin
                                                     Chairman of the Board and
                                                     Treasurer

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

Date:    July 29, 2003

                                                 By: /s/ Robert J.A. Irwin
                                                     ---------------------------
                                                     Robert J.A. Irwin
                                                     Chairman of the Board and
                                                     Treasurer